SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 14, 1998

                             BANKAMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (704) 386-5000
              (Registrant's telephone number, including area code)
     ITEM 5.   OTHER EVENTS.

      Release of Third Quarter Earnings. On October 14, 1998, BankAmerica Corporation, the registrant (the "Registrant"), announced financial results for the third quarter of fiscal 1998, reporting earnings of $893 million and earnings per common share of $0.50. A copy of the press release announcing the results of the Registrant's fiscal quarter ended September 30, 1998 is filed as
Exhibit 99.1 to this Current Report on Form  8-K.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed herewith:

     EXHIBIT NO.         DESCRIPTION OF EXHIBIT

        99.1 Press Release dated October 14, 1998 with respect to the Registrant's financial results for the fiscal quarter ended September 30, 1998.

                           SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              BANKAMERICA CORPORATION



                              By:  /s/ Paul J. Polking
                                       Paul J. Polking
                                       Executive Vice President and
                                        General Counsel




Dated:         October 19, 1998